UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

Repligen Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-14656	04-2729386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 250-0111

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RGEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Repligen Corporation (the “Company”) was held on May 13, 2021. Proxies were solicited pursuant to the Company’s proxy statement filed on April 21, 2021, and as amended on May 5, 2021, with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended.

The number of shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), entitled to vote at the Annual Meeting was 54,899,242. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 49,770,243, representing 90.65% of the total number of shares of Common Stock entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s shareholders at the Annual Meeting.

At the Annual Meeting, the Company’s shareholders were asked (i) to elect the Company’s Board of Directors, (ii) to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, and (iii) to vote to approve, on an advisory basis, the compensation paid to the Company’s named executive officers.

The voting results reported below are final.

Proposal 1 – Election of the Board of Directors

Nicolas M. Barthelemy, Karen A. Dawes, Carrie Eglinton Manner, Tony J. Hunt, Rohin Mhatre, Ph.D., Glenn P. Muir, and Thomas F. Ryan, Jr. were duly elected as the Company’s Board of Directors. The results of the election were as follows:

NOMINEE	FOR	% FOR	AGAINST	% AGAINST	ABSTAIN	% ABSTAIN	BROKER NON- VOTES
Nicolas M. Barthelemy	44,747,544	97.90%	931,199	2.04%	27,814	0.06%	4,063,686
Karen A. Dawes	44,853,502	98.13%	827,300	1.81%	25,755	0.06%	4,063,686
Carrie Eglinton Manner	45,632,498	99.84%	47,910	0.10%	26,149	0.06%	4,063,686
Tony J. Hunt	45,490,558	99.53%	188,352	0.41%	27,647	0.06%	4,063,686
Rohin Mhatre, Ph.D.	45,587,563	99.74%	91,758	0.20%	27,236	0.06%	4,063,686
Glenn P. Muir	45,275,145	99.06%	403,933	0.88%	27,479	0.06%	4,063,686
Thomas F. Ryan, Jr	44,940,652	98.32%	739,097	1.62%	26,808	0.06%	4,063,686

Proposal 2 – Ratify the Appointment of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified. The results of the ratification were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
NUMBER	49,585,459	160,438	24,346
PERCENTAGE OF VOTED	99.63%	0.32%	0.05%

Proposal 3 – Advisory Vote on Compensation of the Named Executive Officers

The compensation paid to the Company’s named executive officers was approved on an advisory basis. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
NUMBER	44,729,097	923,077	54,383	4,063,686
PERCENTAGE OF VOTED	97.86%	2.02%	0.12%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Date: May 19, 2021	By:	/s/ Tony J. Hunt
Tony J. Hunt
President and Chief Executive Officer